    As filed with the Securities and Exchange Commission on February 28, 2005

                                        Securities Act registration no. 33-11755
                                Investment Company Act registration no. 811-5022

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

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           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                       Post-Effective Amendment No. 33             /X/

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                   /X/

                              Amendment No. 35                     /X/


                                SKYLINE FUNDS(R)
                                  (Registrant)

           311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606
                         Telephone Number: 312/913-0900

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   William M. Dutton                      Alan P. Goldberg
   Skyline Funds                          Bell, Boyd & Lloyd LLC
   311 South Wacker Drive, Suite 4500     Three First National Plaza, Suite 3100
   Chicago, Illinois  60606               Chicago, Illinois  60602

                              (Agents for service)

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                  Amending Parts A, B and C and filing Exhibits

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          It is proposed that this filing will become effective:
               / /   immediately upon filing pursuant to paragraph (b)
               / /   on ____________ pursuant to paragraph (b)
               / /   60 days after filing pursuant to paragraph (a)(1)
               /X/   on May 1, 2005 pursuant to paragraph (a)(1)
               / /   75 days after filing pursuant to paragraph (a)(2)
               / /   on _____ pursuant to paragraph (a)(2) of rule 485

SKYLINE FUNDS(R)


SPECIAL EQUITIES PORTFOLIO


PURE NO LOAD

NO 12b-1 FEES


The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                      PROSPECTUS
                                                                    MAY __, 2005

         TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
SKYLINE SPECIAL EQUITIES PORTFOLIO                                                                               1
         INVESTMENT OBJECTIVE                                                                                    1
         PRINCIPAL INVESTMENT STRATEGIES                                                                         1
         PRINCIPAL RISKS                                                                                         1
         IS THE FUND RIGHT FOR YOU?                                                                              1
         HOW THE FUND HAS PERFORMED                                                                              1
FEES AND EXPENSES                                                                                                2
HOW WE CHOOSE INVESTMENTS                                                                                        3
         INVESTMENT DECISION MAKING PROCESS                                                                      3
         HOW THE FUND INVESTS                                                                                    4
WHO MANAGES THE FUND                                                                                             5
         THE ADVISER                                                                                             5
         SKYLINE'S INVESTMENT AND RESEARCH GROUP                                                                 5
INVESTMENT RISKS                                                                                                 6
HOW WE MANAGE RISK                                                                                               6
TYPES OF ACCOUNTS                                                                                                7
INFORMATION ON PURCHASING SHARES                                                                                 9
         ANTI-MONEY LAUNDERING COMPLIANCE                                                                        9
         TO OPEN A NEW ACCOUNT WITH US                                                                           9
         TO ADD TO AN EXISTING ACCOUNT                                                                          10
         RULES THAT APPLY TO ALL SHARE PURCHASES                                                                11
         DETERMINING THE SHARE PRICE                                                                            12
INFORMATION ON REDEEMING SHARES                                                                                 12
         RULES THAT APPLY TO ALL SHARE REDEMPTIONS                                                              14
         SIGNATURE GUARANTEES                                                                                   15
SHAREHOLDER SERVICES                                                                                            16
         SHAREHOLDER ACCOUNTS                                                                                   16
         CHANGES TO YOUR ADDRESS                                                                                16
         EXCHANGE PLAN                                                                                          16
         AUTOMATIC INVESTMENT PLAN                                                                              17
         ELECTRONIC FUNDS PURCHASES                                                                             17
         SYSTEMATIC WITHDRAWAL PLAN                                                                             17
         RETIREMENT PLANS                                                                                       18
FREQUENT TRADING POLICY                                                                                         18
DISTRIBUTIONS AND TAXES                                                                                         18
         DISTRIBUTION PAYMENT AND REINVESTMENT OPTIONS                                                          18
         TAXES AND TAX REPORTING                                                                                19
         BUYING AND SELLING SHARES CLOSE TO A RECORD DATE                                                       19
SHAREHOLDER INQUIRIES                                                                                           20
OUR SERVICE PROVIDERS                                                                                           20
FINANCIAL HIGHLIGHTS                                                                                            20

                       SKYLINE SPECIAL EQUITIES PORTFOLIO

INVESTMENT OBJECTIVE

   The Fund seeks maximum capital appreciation primarily through investment in common stocks that Skyline Asset Management, L.P. (the "Adviser") considers to be undervalued.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund is a small cap value investment. The Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects. The Fund also invests in stocks that are depressed due to current problems at the company, but for which the Adviser has an expectation that the company's operations will improve. The Fund emphasizes investments in companies whose outstanding shares have an aggregate market value of less than $2 billion.

PRINCIPAL RISKS

   Your investment in the Fund is subject to market risk -- the risk that a particular stock, or stocks in general, may rise or fall in value in response to company, market or economic news. If the stocks owned by the Fund fall in value, your investment in the Fund would also fall in value. Stocks tend to have periods of rising prices and periods of falling prices, and when you sell your shares of the Fund, they may be worth more or less than you paid for them. You could lose money on your investment.

   Compared to large companies, small companies, like those in which the Fund invests, often have a shorter history of operations or a narrower product line and may have a harder time raising additional capital when they need it. As a result, the stock prices of small companies tend to move more abruptly than stocks of large companies. There are also risks when investing in value-oriented stocks, including the risk that value-oriented stocks may never reach what the Adviser believes are their full market values and may underperform growth-oriented stocks during some periods.

IS THE FUND RIGHT FOR YOU?

   The Fund is designed for shareholders who are long-term investors, who can accept more risk and volatility than the general stock market, and who are willing to accept fluctuations in share price.

   This Fund is not appropriate for shareholders who need regular income, have a short-term investment horizon, or who are unwilling to accept fluctuation in share price or possible losses.

HOW THE FUND HAS PERFORMED

   The bar chart and table that follow are intended to help you assess the variability of the Fund's returns over the periods indicated. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

   The following chart shows the Fund's annual performance during the past ten calendar years:

[CHART]

  Annual Total Returnes (%)

1995                13.8
1996                30.4
1997                35.4
1998                -7.2
1999               -13.3
2000                24.2
2001                13.9
2002                -7.3
2003                40.7
2004                16.6

During the 10 years ended December 31, 2004, the Fund's highest and lowest quarterly returns were:

-    Highest quarterly return: 21.93%, during the quarter ended June 30, 2003
-    Lowest quarterly return: (20.91)%, during the quarter ended September 30,
     2002

   Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 800.828.2759 or visit www.skylinefunds.com.

   The following table shows how the Fund's average annual performance (before and after taxes) for the one, five, and ten year periods ended December 31, 2004, and since the Fund's inception on April 23, 1987 compares with broad measures of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so you do not have any taxable gain or loss on your investment in Fund shares. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period. After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

   Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

                                           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED
                                                         DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------
                                                                                     SINCE
                                                                                   INCEPTION
                                            1 YEAR      5 YEARS      10 YEARS    APRIL 23, 1987
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SPECIAL EQUITIES PORTFOLIO
  RETURN BEFORE TAXES                       16.61        16.57        13.29           14.38
  RETURN AFTER TAXES ON DISTRIBUTIONS       13.93        15.74        11.36           12.04
  RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                 12.78        14.35        10.71           11.58
RUSSELL 2000(R) VALUE*                      22.25        17.23        15.17           12.64
RUSSELL 2000(R)*                            18.32         6.60        11.53            9.90**
S&P 500(R)*                                 10.87        (2.30)       12.07           11.07

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* The Russell 2000(R) Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price to book ratios. The Russell 2000(R) Index is an unmanaged, market value-weighted index comprised of small-sized companies. The S&P 500(R) Index, an unmanaged, widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All third party trademarks are the property of their owners.
**   Index return is calculated from an inception date of 5/1/87.

                                FEES AND EXPENSES

   The Fund is a "no-load" fund. You do not pay any sales charge when you purchase or sell your shares. However, you will pay indirectly various other expenses because the Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
 (fees paid directly from your investment)

 Maximum Sales Charge Imposed on Purchases                                                    None
 Maximum Deferred Sales Charge                                                                None
 Redemption Fee on Shares Held 30 Days or Less (as a % of Amount Redeemed)                    2.00%*
 Exchange Fee                                                                                 None

ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)                                                1.47%

 Comprehensive Management Fee (including most operating expenses) **
 Distribution (12b-1) Fees                                                                    1.46%
 Other Expenses                                                                               None
 Total Annual Fund Operating Expenses                                                         0.01%
                                                                                              1.47%

----------
* The redemption fee became effective on July 1, 2004 and may be waived in certain circumstances. (See "Information on Redeeming Shares -- RULES THAT APPLY TO ALL SHARE REDEMPTIONS")

** Under the Advisory Agreement, the Adviser pays all of the Fund's ordinary operating expenses, except the fees and expenses of the Fund's non-interested trustees. (See "Who Manages the Fund -- THE ADVISER")

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

         1 year                                                 $    150
         3 years                                                     465
         5 years                                                     803
         10 years                                                  1,757

   THE EXAMPLE IS FOR ILLUSTRATION ONLY. IT IS NOT MEANT TO SUGGEST THE FUND'S ACTUAL OR EXPECTED COSTS OR EXPENSES, WHICH MAY BE MORE OR LESS THAN THE AMOUNTS SHOWN.

                            HOW WE CHOOSE INVESTMENTS

INVESTMENT DECISION MAKING PROCESS

   A team of experienced investment professionals manages the Fund. Portfolio management responsibilities are divided among the Adviser's investment and research group, with three investment teams each covering specific sectors of the small cap universe. When looking for investment ideas, the investment and research group relies on a number of sources, both internal and external. Typical sources used to identify prospects are outside research services, computer screens, and an internally-developed watch list of stocks. The investment and research group screens stocks using:

   - valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;
   - earnings growth prospects;

   - a small capitalization range; and
   - a bottom-up approach-one stock at a time, without market forecasts.

   Potential stock ideas that pass the initial review stage are researched in-depth by a member of the investment and research group. For most stocks researched, a member of the investment and research group:

   - reviews corporate documents;
   - reviews existing research reports written by third-party sources;
   - prepares a comprehensive income statement model;
   - reviews industry comparisons; and
   - meets and talks with the company's senior management, usually the CFO and/or the CEO.

   If the stock idea still appears to be an attractive investment after that in-depth research, the idea is presented to the investment and research group for discussion. After the investment and research group's review, the particular investment team covering the security (the "lead investment team") makes the final buy or sell decision.

   After an investment is included in the Fund, the investment and research group regularly monitors the security so that the Fund remains consistent with the Adviser's investment philosophies. The lead investment team frequently asks the question, "Knowing what we know now, would we buy the stock today?" If not, the stock will be sold and replaced with a stock with more favorable prospects. In general, a stock is replaced when it reaches its sell target or when fundamental conditions change such that the original investment thesis is no longer valid.

HOW THE FUND INVESTS

   The Fund seeks maximum capital appreciation primarily through investing in common stocks that the Adviser considers to be undervalued.

   Companies in which the Fund invests generally fall into one of the following three categories:

   1. A company that is selling at a price/earnings ratio below the average for the overall stock market, which the Adviser believes will achieve above-average growth in earnings.

   2. A company that has experienced problems leading to a depressed stock price where the Adviser believes that there is a reasonable likelihood that the company's operations will improve.

   3. A company that does not fall into the above categories, but because of special circumstances appears undervalued and, consequently, offers potential for appreciation.

   The Fund emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $2 billion. The Adviser attempts to identify companies that it believes have been neglected by the investment community.

   The Fund is ordinarily substantially fully invested, and under normal circumstances, at least 80% of the Fund's net assets plus any borrowings will be invested in equity securities. The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest in high-quality fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI") or by calling the Fund at 800.828.2759.

                              WHO MANAGES THE FUND

THE ADVISER

   The Fund's investment adviser is Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. In addition to managing the Fund, the Adviser is a subadviser for another registered investment company and provides separate institutional account management for corporate defined benefit and defined contribution plans (401(k)), endowments, foundations, public funds and high net worth individuals. The Adviser has advised and managed the Fund since 1995. The Adviser's partners manage the Adviser's day-to-day operations. The Adviser manages the Fund's investments. In addition, the Adviser provides office space, facilities, equipment, and personnel for managing the Fund's assets and administering the Fund's day-to-day operations, and provides shareholder and investor services.

   For its advisory, management and administrative services, and for the assumption of its ordinary operating expenses, the Fund pays the Adviser a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million and 1.35% of average daily net assets in excess of $600 million. For the most recent fiscal year, the Fund paid 1.46% of its average net assets in comprehensive management fees to the Adviser.

SKYLINE'S INVESTMENT AND RESEARCH GROUP

   A team of experienced investment professionals manages the Fund. Day -to-day management of the Fund is divided among three investment teams, each covering specific sectors of the small cap universe.

   The members of the investment and research group primarily responsible for the Fund's day-to-day portfolio management are:

                         POSITION HELD AND LENGTH OF                            PRINCIPAL OCCUPATION DURING THE PAST 5
NAME                     SERVICE                                                YEARS
William F. Fiedler       Portfolio Manager 2005 to present and                  Partner of the Adviser and Portfolio Manager since
                         Partner of the Adviser since 1999                      January 1, 2005; Partner, Research and Portfolio
                                                                                Management of the Adviser from 2001 to 2005;
                                                                                Partner, Securities Analyst, prior to 2001

Michael Maloney          Portfolio Manager 2005 to present and Partner of       Partner of the Adviser and Portfolio Manager since
                         the Adviser since 1995                                 January 1, 2005; Partner, Research and Portfolio
                                                                                Management of the Adviser from 2001 to 2005;
                                                                                Partner, Securities Analyst, prior to 2001

Mark N. Odegard          Portfolio Manager 2005 to present and Partner of       Partner of the Adviser and Portfolio Manager since
                         the Adviser since 1999                                 January 1, 2005; Partner, Research and Portfolio
                                                                                Management of the Adviser from 2001 to 2005;
                                                                                Partner, Securities Analyst, prior to 2001

   Day-to-day management of the Fund is divided among three investment and research teams, each covering specific sectors of the small-cap universe. The members of each team work collaboratively to determine which stocks should be researched, bought and sold among the economic sectors they cover. Each team is then required to present its investment recommendations to the entire investment and research group before making any final decisions. Input is received from the group, and if more information is required, additional research is done. The lead research team on a stock makes the final decision after obtaining input from the entire research group. Sector weightings are primarily a function of a bottom-up research process.

   Messrs. Fiedler, Maloney and Odegard lead the three teams that comprise the investment and research group. They are the Adviser's three most experienced investment staff members and partners of the Adviser, and have dual responsibilities as portfolio managers and securities analysts. Mr. Maloney leads the team that covers financial services, materials and processing, and utility stocks; Mr. Fiedler leads the team that covers consumer and health care stocks; and, Mr. Odegard leads the team that covers autos and transportation, business services, energy, producer durables and technology stocks. Mr. Maloney is also responsible for monitoring the Fund's sector weightings, and has final authority if the research teams cannot arrive at a consensus with regard to sector weightings.


Additional information regarding other accounts managed by the portfolio managers, the portfolio managers' compensation, and the portfolio managers' ownership of Fund shares is available in the Fund's statement of additional information ("SAI").

                                INVESTMENT RISKS

   Risk is a part of investing in mutual funds that invest in stocks. The biggest risk of investing in the Fund is market risk - the risk that a particular stock, stocks of companies in a particular industry, or stocks of small companies may fall in value. As a result, you may lose money on your investment.

   Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Fund should be considered a long-term investment, designed to provide the best results when held for several years or more.

   Because the Fund invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies, investing in the Fund may involve an above-average degree of risk. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line, making them more susceptible to market pressure, and may have a smaller public market for their securities.

   The Fund invests in value stocks - stocks that the Adviser believes are undervalued and, consequently, can offer the potential for appreciation. Value-oriented stocks may outperform stocks with stronger growth characteristics during some periods, but may not reach what the Adviser believes are their full market values and may underperform such growth stocks during other periods.

   The Fund buys and sells securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the portfolio turnover rate. Portfolio turnover can occur for a number of reasons, such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than mutual funds that have primary objectives of income or maintenance of a balanced investment position. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the Adviser's opinion, investment considerations warrant such action. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Distributions and Taxes" in this prospectus and "Taxes" in the SAI.

                               HOW WE MANAGE RISK

   The Adviser attempts to reduce risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect low valuations, to produce a favorable risk/reward ratio.

   The Fund has adopted certain investment limitations that cannot be changed without shareholder approval and are designed to limit investment risk and maintain portfolio diversification. In particular, the Fund may not invest more than:

   - 5% of its total assets (valued at the time of investment) in any one issuer, or acquire 10% of the voting securities of that issuer (this restriction does not apply to government securities); or

   - 25% of its total assets (valued at the time of investment) in companies in a single industry (this restriction does not apply to government securities).*

   The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest in high-quality fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

                               TYPES OF ACCOUNTS

   You may set up an account directly with us, in any of the following ways.

INDIVIDUAL/JOINT TENANT
   Individual accounts are owned by one individual. Joint tenant accounts have two or more owners, and provide for rights of survivorship. Both accounts are registered under one social security or tax identification number.

GIFTS/TRANSFERS TO MINORS (UGMA/UTMA)
   These custodial accounts provide a way to invest money on behalf of a minor child. The account is registered under the minor's social security number. Depending on state laws, you may set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST
   You must establish a trust before investing money on behalf of a trust. The account is registered under the trust's tax identification number.

BUSINESS/ORGANIZATION
   You may invest money on behalf of a corporation, association, partnership or other group. We require a certified corporate resolution or certificate of authorization to redeem shares.

COVERDELL EDUCATION SAVINGS ACCOUNTS
   These accounts (formerly known as Education IRAs) provide a tax-favored vehicle through which educational expenses can be funded on behalf of the individual for whom the account is established. Coverdell accounts permit tax-free growth and tax-free withdrawals as long as the amounts are used for higher, elementary or secondary educational expenses. Currently, the maximum account contribution is $2,000 per beneficiary.

RETIREMENT ACCOUNTS
   Retirement plans provide individuals with tax-advantaged ways to save for retirement, through contributions, which may be tax deductible, and have tax-deferred growth.

----------
* The term "industry" is as defined by Frank Russell & Co., which categorizes stocks in approximately 144 industries across 12 separate economic sectors.

   TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)
   Traditional IRAs allow individuals with earned income from employment or self-employment who are under the age of 70 1/2 to contribute up to the lesser of $4,000 or 100% of their earned income for each taxable year. If your spouse has less than $4,000 in earned income and you file a joint return, you may jointly contribute up to the lesser of $8,000 or 100% of your combined earned income to a Traditional IRA. Taxpayers age 50 and over are permitted to make a $500 "catch-up" contribution to a Traditional IRA, over the otherwise applicable limit. Your contributions to a Traditional IRA may be tax-deductible depending on your income level, and the earnings on your investments grow tax-deferred. The maximum amount you can contribute to a Traditional IRA for any taxable year is reduced by the amount you contribute to a Roth IRA and other IRAs in which you participate. You may be eligible to receive a tax credit for your contribution to a Traditional IRA.

   ROTH IRAs
   Roth IRAs allow taxpayers with adjusted gross incomes below certain levels for federal income tax purposes to save for retirement up to the same maximum limits that apply to a Traditional IRA (as described above). Single taxpayers with adjusted gross income of up to $110,000, married couples with adjusted gross income of up to $160,000, and married taxpayers filing separate returns with adjusted gross income of up to $10,000, are eligible to make contributions to a Roth IRA.

   If your income, or (if married) your and your spouse's income, is close to the maximum income limitations, the maximum amount you may be able to contribute to a Roth IRA will be reduced. Contributions to a Roth IRA are not tax-deductible, but withdrawals are tax-exempt if the Roth IRA has been held at least five years, and you are at least 59 1/2, disabled, or use the proceeds (up to a maximum lifetime limit of $10,000) to purchase your first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA. You can contribute to a Roth IRA even after you have reached age 70 1/2. You may be eligible to receive a tax credit for your contribution to a Roth IRA.

   ROLLOVER IRAs
   Rollover IRAs allow individuals to rollover eligible distributions from an employer-sponsored retirement plan into an IRA. You may under certain circumstances rollover the distributions again to the profit sharing or pension plan of a new employer.

   SIMPLE IRAs
   SIMPLE IRAs allow small business owners or self-employed persons and their eligible employees to elect to have a portion of their pay withheld on a before-tax basis and contributed to a SIMPLE IRA, as long as the employer does not maintain another qualified plan. Taxpayers can contribute up to $10,000 of their compensation to a SIMPLE IRA each taxable year, on a before-tax basis. Taxpayers over the age of 50 can make a "catch-up" contribution of up to $2,000 to a SIMPLE IRA on a before-tax basis, over and above the otherwise applicable limit. Generally, the employer is also required to make a contribution for each employee who elects to contribute. You can contribute to a SIMPLE IRA even after you have reached the age of 70 1/2. You may be eligible to receive a tax credit for your contribution to a SIMPLE IRA.

   OTHER RETIREMENT PLANS
   The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, Section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the trustee of the plan and the trustee of the plan should contact the Fund regarding the establishment of an investment relationship.

                        INFORMATION ON PURCHASING SHARES

   You may purchase shares of the Fund by setting up an account directly with us by submitting a completed application to the Fund in good order with your initial investment, or through certain broker-dealers or other intermediaries, some of which may charge a fee for their services. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the application. Failure to provide an account application in good order may result in a delay of the date of your purchase or in the rejection of the application and the return of your investment monies. We have authorized some intermediaries (called "authorized agents" in this prospectus) to accept purchase orders and redemption requests on our behalf. In some cases, an authorized agent or another intermediary may not charge any transaction or other fees directly to you, but instead may receive a fee from the Adviser based on the value of Fund shares purchased through that agent. Any questions about purchasing shares through an intermediary should be directed to us at 800.828.2759, or to the agent or intermediary.

ANTI-MONEY LAUNDERING COMPLIANCE

   The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund will request the following information from all investors before a new account is opened: FULL NAME, DATE OF BIRTH, SOCIAL SECURITY NUMBER, AND PERMANENT STREET ADDRESS. CORPORATE, TRUST, AND OTHER ENTITY ACCOUNTS REQUIRE ADDITIONAL DOCUMENTATION. We will use this information to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you to assist us in verifying your identity. In the event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's net asset value.

   If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

TO OPEN A NEW ACCOUNT WITH US:

BY MAIL

   CHECK

   - Complete and sign a Skyline Funds application. Make your check payable to Skyline Funds.

   - Mail your completed application and check to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

BY WIRE

   - If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the

     Fund and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

         U.S. Bank, N.A.
         777 East Wisconsin Avenue
         Milwaukee,WI 53202
         ABA #075000022

         Credit:
         U.S. Bancorp Fund Services, LLC
         Account #112-952-137

         Further Credit:
         (name of Fund to be purchased)
         (shareholder registration)
         (shareholder account number)

TO ADD TO AN EXISTING ACCOUNT:

BY MAIL

   CHECK

   - Complete the additional investment form provided with your quarterly account statement or write a note providing your account number and registration. Make your check payable to Skyline Funds.

   - Mail to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to:
     Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

BY WIRE

   - If you are making a subsequent purchase, your bank should wire funds as indicated above. Please contact the transfer agent at 800.828.2759 prior to wiring to advise them of your intent. This will ensure prompt and accurate handling of funds.

BY TELEPHONE

   ELECTRONIC FUNDS PURCHASE

   - Once you have established a Skyline Funds account, electronic funds purchase allows you to purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your bank account at a financial institution that is an ACH member. Simply complete the appropriate section on the account application form and attach a voided check from your bank account. Your shares will be purchased at the net asset value calculated on the day of your purchase order, if you call to place your order by the close of regular session trading on the New York Stock Exchange (the "NYSE") (usually 3pm, Central Time). For more information on electronic funds purchase, see "Shareholder Services--ELECTRONIC FUNDS PURCHASES."

   EXCHANGE

   - You may exchange into the Fund from two portfolio series of First American Funds, Inc.- Prime Obligations and Government Obligations (collectively the "FAF Funds").

   - For more information about exchanging out of an FAF Fund, you should consult the FAF Funds' prospectus, a copy of which can be obtained from us at 800.828.2759.

BY AUTOMATIC INVESTMENT

   AUTOMATIC INVESTMENT PLAN

   - The Automatic Investment Plan allows you to make regularly scheduled electronic purchases from your checking or savings account via electronic funds transfer through the Automated Clearing House (ACH) network. In order to participate in the plan your bank must be an ACH member. We are unable to debit mutual fund or pass-through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent 5 days prior to effective date.

   DIVIDEND PURCHASE PLAN

   - You may use the dividend and capital gain distributions paid by the Fund to buy shares of the FAF Funds. You may obtain a copy of the FAF Funds' prospectus from us at 800.828.2759. The account into which the dividend and capital gain are to be invested must meet the applicable minimum balance, and the account registrations must be identical.

RULES THAT APPLY TO ALL SHARE PURCHASES:

   - The Fund is available for purchase only by residents of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands.

   - You must make all share purchases in U.S. dollars and checks must be drawn on U.S. banks. We do not accept third party checks, U.S. Treasury checks, traveler's checks, starter checks, cashier's or credit card checks or money orders for any initial or subsequent share purchase.

   - If your check to purchase the Fund's shares does not clear, you will be responsible for any resulting loss incurred by the Fund. A charge (currently $25) will be assessed for any returned check.

   - If you are going to open a new account by wire, the transfer agent must receive your application in order to establish your account in advance of your wire. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Any wire received for a new account without prior receipt of the completed application will be rejected.

   - The minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100. The Fund reserves the right to change the minimum investment amounts.

   - You must provide your social security or taxpayer identification number on the application form, and certify that it is correct, before we will open an account for you. If you do not provide your correct social security or taxpayer identification number, or do not certify it, we may be required to withhold federal income tax ("backup withholding") from dividend payments and redemption proceeds to you.

   - We may reject any purchase order if we think accepting it would be harmful to the Fund or to its existing shareholders.

   - We believe that frequent purchases and redemptions of a material nature of the Fund's shares by an investor may be disruptive to the Fund's portfolio management process. Because the level of frequent trading that will produce portfolio management disruptions is not always clear, and in an effort to avoid any possible concerns about potential disruptions, we will not knowingly accept any purchase orders from investors we believe are frequently trading (regardless of scale). However, we receive certain purchase and sale orders through financial intermediaries and therefore may not be able to recognize inappropriate frequent trading that may be facilitated by those intermediaries or by their use of omnibus accounts.

   - Generally, we do not issue share certificates representing shares, although share certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on our books without issuance of certificates.

The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement. If you do not want the ability to sell and exchange by telephone or internet, call the Fund at 800.828.2759 for instructions.

DETERMINING THE SHARE PRICE

As an investor, you pay no sales charges to invest in the Fund and you pay no charges to exchange shares between the Fund and each of the FAF Funds or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the NYSE is open for trading. The NYSE is regularly closed on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 3:00 p.m. Central Time. Purchase orders received after 3:00 p.m. from certain authorized agents that have entered into contractual arrangements with the Fund also will receive that day's offering price provided the purchase orders the authorized agents transmit to the Fund were received by the authorized agents in proper form before 3:00 p.m. Likewise, redemption orders received after 3:00 p.m. from authorized agents that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided the orders the authorized agents transmit to the Fund were received by the authorized agents in proper form before 3:00 p.m.

The Fund's investments are generally valued based on market quotations provided by third-party pricing services approved by the Fund's Board of Trustees. Under certain circumstances, a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Fund's Board of Trustees. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) the Adviser determines that a market quotation is inaccurate, or (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund's fair value procedures. Fair valuing securities may reduce a shareholder's ability to take advantage of a lag between a significant change in the Fund's holdings and the reflection of that change in the Fund's NAV.

                         INFORMATION ON REDEEMING SHARES

   There are several ways to redeem your Fund shares. You may send us a written request, call us (if you already have authorized us to accept telephone instructions), exchange into one of the available FAF Funds, or participate in our systematic withdrawal plan. For your protection, some redemption requests may require a signature guarantee. For further details, please see "Signature Guarantees." The redemption process is outlined in the following pages.

   You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund receives your order in proper form. If your redemption request is not in good order, it cannot be processed until it contains all information and documentation required. Failure to provide a redemption request in good order may result in the delay of your redemption. Orders received after 3:00 p.m. Central Time will receive the NAV per share determined at the close of business on the next NYSE trading day.

BY MAIL

   - To redeem shares by mail, send a written request to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, or an authorized agent.

   - All the owners of an account must sign the redemption request. Signatures must appear exactly as they are on the account registration. We will not accept redemption requests received by fax or other electronic means.

BY TELEPHONE

   Call us at 800.828.2759 to request that we redeem shares from your account by telephone.

   - To be eligible to redeem shares by telephone, you must have authorized telephone redemption on your account application prior to calling us with your redemption request.

   - You may add the ability to redeem by telephone if you did not authorize it on your original account application by making the request in writing and having your signature(s) guaranteed.

   - To reduce the risk of a fraudulent instruction, we will send your redemption check only to the address or bank/brokerage account as shown on our records. We record all telephone redemption requests.

   - You may not redeem shares held in an IRA account by telephone.

   - During periods of volatile economic and/or market conditions, you may have difficulty making a redemption request by telephone, in which case you will need to make your redemption request in writing.

BY WIRE

   MAIL

   - To redeem shares by mail and have the proceeds sent to your bank or brokerage account by wire transfer, send a written request to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, or an authorized agent.

   - You must provide the name of the bank/broker, name(s) on the account, address and ABA number on your written request. We will deduct the wire fee (currently $15.00) from the proceeds.

   - ALL THE OWNERS OF AN ACCOUNT MUST SIGN THE REDEMPTION REQUEST AND HAVE THEIR SIGNATURES GUARANTEED. Signatures must appear exactly as they are on the account registration. We will not accept redemption requests received by fax or other electronic means.

   TELEPHONE

   - Call us at 800.828.2759 to request that we redeem shares from your account by telephone and send the redemption proceeds by wire transfer to a predetermined bank or brokerage account.

   - To be eligible to redeem shares by telephone and have the proceeds sent to you by wire transfer, you must have authorized telephone redemption by wire transfer on your account registration prior to calling us with your redemption request.

   - You may add the ability to redeem by telephone if you did not authorize it on your original account application. You must make the request in writing and have your signature(s) guaranteed.

   - To reduce the risk of a fraudulent instruction, we will send your redemption proceeds only to the address or bank/brokerage account as shown on our records. We record all telephone redemption requests.

   - You may not redeem shares held in an IRA account by telephone.

   - During periods of volatile economic and/or market conditions, you may have difficulty making a redemption request by telephone, in which case a redemption request would have to be made in writing.

   RULES THAT APPLY TO ALL SHARE REDEMPTIONS:

   - The Fund will deduct a redemption fee (the "Redemption Fee") of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares.

   - For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Fund shares are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last.

   - The Redemption Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Fund purchased by automatic reinvestment of dividends or capital gains distributions. The Redemption Fee will not apply to (1) redemptions of shares purchased through reinvestment of dividend or capital gain distributions, and (2) redemptions under hardship circumstances (as determined by the Adviser and the Fund in their discretion, based on a case-by-case analysis). The Redemption Fee will apply only to the redemption of shares purchased through an authorized agent if the authorized agent has indicated that it will administer the Redemption Fee. If you invest through an authorized agent, contact your agent to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The Fund reserves the right to waive the redemption fee at its discretion where such waiver is believed not to materially harm the Fund and is consistent with the Fund's efforts to deter inappropriate short-term trading. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

   - We do not charge any fees for a redemption paid by check, but an authorized agent may charge a fee for this service. Our transfer agent does charge a wire fee (currently $15.00) on redemptions paid by wire transfer.

   - We will pay all redemption proceeds by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account established on your fund account. There is a $15 fee for each wire transfer. If proceeds are sent via the ACH network, the funds are usually available in 2-3 business days. A signature guarantee is required for all shareholders to change or add telephone redemption privileges after your account is open. For security reasons, requests by telephone will be recorded.

   - We are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. We may pay redemptions in excess of that limit wholly or partly by a distribution in kind of readily marketable securities. If we redeem your shares in kind, you could incur brokerage fees in selling the securities received. We do not currently intend to pay redemption proceeds in kind.

   - We may suspend or postpone the right of redemption at times when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted or as otherwise permitted by the Securities and Exchange Commission. If you redeem shares within 15 days after they have been purchased by check, we may delay payment of the redemption proceeds until the transfer agent can verify that payment for the purchase of the shares has been (or will be) received, which may take up to 15 days from the date of purchase.

   - It is very expensive to maintain small accounts, therefore, we reserve the right to redeem shares in any account with a balance of less than $750. Prior to any such redemption, we will give you 30 days written notice during which time you may increase your investment to avoid having your shares redeemed. We will waive the $750 minimum balance requirement if your account balance drops below $750 due to market activity.

   - If you purchased your shares through an authorized agent or another intermediary, you may also redeem your shares through that intermediary. Contact that intermediary for information about its requirements. An intermediary may charge a fee for its services.

   - If you are making a redemption request on behalf of a corporation, partnership, trust, fiduciary, executor, or administrator, you must send us written evidence of your authority to act.

   - WE WILL NOT MAKE YOUR REDEMPTION CHECK PAYABLE TO ANYONE OTHER THAN YOU (USING THE NAME SHOWN ON THE FUND'S RECORDS) OR YOUR DESIGNATED BANK OR BROKER/DEALER FOR DEPOSIT TO AN ACCOUNT YOU HAVE AUTHORIZED.

   - The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if the Fund or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement.

   - If you have moved, indicate your change of address on your redemption request and have each account owner's signature guaranteed.

   SIGNATURE GUARANTEES. A signature guarantee is a way to protect the Fund and its shareholders by guaranteeing that the person signing a request is really the person he or she claims to be. We try to balance the need to protect the Fund with the inconvenience to you of having your signature guaranteed. You must obtain a signature guarantee on a written redemption request if:

   - You want us to send the redemption check to an address other than the address shown on your account,

   - You want us to send the redemption check to a bank or brokerage account not previously authorized in accordance with the instructions on your account,

   - The proceeds of the redemption would be more than $10,000,

   - YOU CHANGED YOUR ADDRESS OF RECORD BY TELEPHONE OR IN WRITING WITHIN THE LAST 60 DAYS, OR

   - You are redeeming shares that have been issued in certificate form.

   Your signature must be guaranteed by a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A NOTARY PUBLIC CANNOT GUARANTEE A SIGNATURE.

                              SHAREHOLDER SERVICES

   SHAREHOLDER ACCOUNTS. You will receive a quarterly account statement showing transactions in the Fund's shares with a balance denominated in the Fund's shares. You will also receive a confirmation showing each purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, you may obtain a historical transcript of your account by requesting one in writing from U.S. Bancorp Fund Services, LLC. If you transfer ownership of your account, we require each record owner of the account to provide a signature guarantee. For additional information, please call us at 800.828.2759.

   To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800.828.2759. We will begin sending you individual copies 30 days after receiving your request.

   CHANGES TO YOUR ADDRESS. You may change your address of record over the telephone or in writing. You may change your address by calling us at
800.828.2759. To change your address of record by written request, write to our transfer agent: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. All account owners must sign the request. If you are using an overnight courier, send to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202. However, if you have changed your address of record within the last 60 days, you may only redeem your shares in writing and must include a signature guarantee.

   EXCHANGE PLAN. Skyline offers an exchange plan between the Fund and each of the FAF Funds. All exchanges are made at the net asset value per share next calculated after the receipt of an exchange request. To be effective on that date, a request to exchange in or out of a FAF Fund must be received by the purchase or redemption cutoff time described in the FAF Funds' prospectus, a copy of which can be obtained from us at 800.828.2759.

   You may not use the telephone exchange plan for shares that have been held for fewer than 15 days. You may use the telephone exchange plan between the Fund and each of the FAF Funds for certificated shares, but you may not redeem such shares until the certificates have been turned in. Exchanges by telephone are an automatic privilege unless you notify us on your account application that such authorization has been withheld. Unless authorization is withheld, we will honor exchange requests by telephone at 800.828.2759. We record all telephone exchange requests. We, and our transfer agent, will be liable for losses resulting from unauthorized telephone redemptions only if we do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them. To reduce the risk of any fraudulent instruction, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account.

   WE MAY REJECT ANY EXCHANGE REQUEST IF WE THINK ACCEPTING IT WOULD BE HARMFUL TO THE FUND OR TO ITS EXISTING SHAREHOLDERS.

   WE RESERVE THE RIGHT TO TEMPORARILY OR PERMANENTLY TERMINATE, WITH OR WITHOUT ADVANCE NOTICE, THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHO MAKES IN EXCESS OF FOUR EXCHANGES PER CALENDAR YEAR PER ACCOUNT. AN EXCHANGE IS DEFINED AS A ROUND-TRIP TRANSACTION BETWEEN THE FUND AND THE FAF FUNDS.

   Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes.

   AUTOMATIC INVESTMENT PLAN. Once you have established an account, you have the option to start an Automatic Investment Plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section of the account application and attach a voided check from your bank account.

   One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. To be effective, dollar cost averaging requires that you invest over a long period of time, but does not assure a profit.

   You may call us at 800.828.2759 to make certain changes to your automatic investment plan. You may change the dollar amount of your automatic investment, change the date of your automatic investment, suspend your automatic investments for up to six months or terminate your participation in the plan. You should call us at least five business days prior to your next investment date for these changes to take effect for that investment. You can change your bank account information by sending a letter along with a voided check or a withdrawal slip for your new bank account, and by providing a signature guarantee. We will waive the minimum subsequent investment amount of $100 for automatic investments. Automatic investments may be as low as $50 per purchase.

   ELECTRONIC FUNDS PURCHASES. Once you have established an account, you may purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your bank account at a financial institution that is an ACH member. Simply complete the appropriate section on the account application form and attach a voided check from your bank account.

   The purchase price for the shares will be the net asset value per share next computed after receipt by our transfer agent of your telephone purchase if you call to place your order by the close of regular session trading on the NYSE (usually 3:00 p.m., Central Time). We will initiate most electronic transfers from your banking account to pay for the share purchase within that same business day. We may modify or terminate the ability to purchase shares by phone at any time, or from time to time, without notice to shareholders.

   The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if the Fund or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement.

SYSTEMATIC WITHDRAWAL PLAN. You may also arrange for us to redeem shares with a specified dollar value on a periodic basis. Payment is sent by check to the record shareholder(s) of the account. To initiate the Systematic Withdrawal Plan, your account must have a share balance of $5,000 or more and the periodic withdrawal must be in an amount of $100 or more. Skyline may modify or terminate the Systematic Withdrawal Plan at any time, or from time to time, without notice to shareholders.

RETIREMENT PLANS. You may use the Fund as an investment vehicle for any of your retirement accounts, including your Traditional IRAs, Roth IRAs, SEP-IRAs and SIMPLE-IRAs, profit sharing or pension plans, custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations and any and all other qualified plans in which you participate. Master IRA plans, information regarding plan administration, fees, and other details are available from the plan's distributor and authorized broker-dealers. For more information on opening a retirement plan account with us, please call 800.828.2759.

                             FREQUENT TRADING POLICY

   The Fund's Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in Fund shares, commonly referred to as "market timing," because such activities may be disruptive to the management of the Fund's portfolio and may increase Fund expenses and negatively impact the Fund's performance. The Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities. In an effort to prevent frequent trading, the Adviser monitors the trading activities in the Fund. If the Adviser determines that an account in the Fund shows a pattern of excessive trading and/or excessive exchanges and if a determination is made that the shareholder is engaging in market timing activities, the account will be restricted from making additional purchases into the Fund. The Adviser will also notify the Fund's transfer agent of any of these restrictions and will keep the Board informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Adviser believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Sales or exchanges of Fund shares may be subject to a redemption fee, as discussed previously under "Redemption Fees." A shareholder may not make exchanges of shares held for fewer than 15 days into or out of the Fund.

   Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund's ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

                             DISTRIBUTIONS AND TAXES

   DISTRIBUTION PAYMENT AND REINVESTMENT OPTIONS. The Fund automatically reinvests your dividends and distributions in additional Fund shares unless you request otherwise. You may have your dividends and distributions paid to you by check, deposited directly into your bank account, or reinvested in the Fund or one of the FAF Funds. If you elect to receive your dividends and distributions by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until the Fund receives an updated address from you. If you elect to receive your dividends and distributions by check, the Fund automatically will reinvest dividends and distributions under $10 in additional Fund shares.

   The Fund expects to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually. Because of the kinds of investments the Fund makes, its distributions tend to be more from short- and long-term gains than from investment income.

   TAXES AND TAX REPORTING. Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended, and as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investments in the Fund based upon your particular circumstances.

   Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by individuals from the Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term capital gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

   Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

   If you are permitted to purchase shares of the Fund by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

   Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

   - fail to provide a social security number or taxpayer identification number;

   - fail to certify that their social security number or taxpayer identification number is correct; or

   - fail to certify that they are exempt from withholding.

   In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is correct, or the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income.

   Early in each year, you will receive a statement showing the amount and nature of all dividends and capital gain distributions paid to you during the year. The tax status of your dividends and distributions is not affected by whether you reinvest them or receive them in cash. Shareholders who are not subject to income taxation will not be required to pay tax on amounts distributed to them.

   BUYING AND SELLING SHARES CLOSE TO A RECORD DATE. Any dividends or distributions have the effect of reducing the per share net asset value by the amount of the dividends or distributions. Buying Fund shares shortly before the record date for a dividend is sometimes called "buying the dividend." The entire dividend will be taxable to you, even though a portion of the dividend effectively represents a return of your purchase price.

                              SHAREHOLDER INQUIRIES

   Inquiries should be addressed to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. Telephone inquiries may be made at 800.828.2759.

                              OUR SERVICE PROVIDERS

   U.S. Bancorp Fund Services, LLC is the Fund's transfer and shareholder servicing agent and provides accounting services to the Fund. U.S. Bank, N.A. is the custodian of the Fund's assets. The address for U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. is P.O. Box 701, Milwaukee, Wisconsin 53201. [Managers Distributors, Inc.] is the Fund's distributor and offers the Fund's shares for sale on a continuous basis. The address for [Managers Distributors, Inc.] is [800 Connecticut Avenue, Norwalk, Connecticut 06854].

                              FINANCIAL HIGHLIGHTS

   The following table is intended to help you understand the Fund's recent past financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented has been audited and reported on by PricewaterhouseCoopers LLP from 2004 to present, the Fund's independent registered public accountants. The information for the period from 2000 through 2003 was audited by Ernst & Young LLP. The auditors' report, the Fund's financial statements, and further information about the Fund's performance of the Fund is contained in the Fund's Annual Report and the Statement of Additional Information, which may be obtained from us free of charge.

                           SPECIAL EQUITIES PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
                                               2004           2003           2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at beginning of year        $    27.78     $    20.86     $    22.50     $    19.75     $    15.90
                                            ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
     Net investment loss                         (0.13)*        (0.06)*        (0.06)*        (0.04)*        (0.06)*
     Net realized and unrealized
        gain/(loss) on investments                4.68           8.54          (1.58)          2.79           3.91
                                            ----------     ----------     ----------     ----------     ----------

        Total from investment operations          4.55           8.48           1.64)          2.75           3.85
                                            ----------     ----------     ----------     ----------     ----------

Less distributions from net realized
     gains on investments                        (3.69)         (1.56)            --             --             --
Net asset value at end of year              $    28.64     $    27.78     $    20.86     $    22.50     $    19.75
                                            ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                     16.61%         40.71%         (7.29)%        13.92%        24.21%

RATIOS/SUPPLEMENTAL DATA
     Ratio of expenses to average net
      Assets                                      1.47%          1.48%          1.48%          1.49%         1.51%
     Ratio of net investment loss
      to average net assets                      (0.47%)        (0.26%)        (0.26%)        (0.16%)       (0.32%)
     Portfolio turnover rate                        47%            52%            81%            93%           92%
     Net assets, end of year (in
      thousands)                            $  566,356     $  524,575     $  378,839     $  374,945     $  286,951
                                            ==========     ==========     ==========     ==========     ==========

----------
*Based on monthly average shares outstanding.

Additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on Skyline Funds' policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of our latest semi-annual or annual fiscal year end. You may obtain free copies of our annual and semi-annual reports, the SAI, or request any other information and discuss your questions about us by writing or calling:

Skyline Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.828.2759

In addition, you may obtain this and other information about us directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. You may obtain information about the Public Reference Room by calling the SEC at (202) 942-8090. After paying the appropriate duplicating fee, you may also obtain copies by writing to the SEC's Public Reference Section at 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Investment Company Act file number:  811-5022

SKYLINE FUNDS(R)

Special Equities Portfolio

PROSPECTUS

MAY __, 2005



311 SOUTH WACKER DRIVE
SUITE 4500
CHICAGO, IL 60606
800.828.2759
www.skylinefunds.com


SKYLINE FUNDS, THE SKYLINE LOGO, AND SPECIAL EQUITIES PORTFOLIO ARE REGISTERED SERVICE MARKS OF AFFILIATED MANAGERS GROUP, INC.

SKYLINE FUNDS(R)

311 South Wacker Drive, Suite 4500
Chicago, Illinois 60606
(800) 828.2759

STATEMENT OF ADDITIONAL INFORMATION
May __, 2005,

       Skyline Special Equities Portfolio is a series of Skyline Funds ("Skyline"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with Skyline's Prospectus for Skyline Special Equities Portfolio dated May __, 2005, and any supplement to that Prospectus. The Prospectus can be obtained without charge by calling or writing to Skyline.

TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
SKYLINE                                                                     2

SHARES                                                                      2

INVESTMENT POLICIES                                                         2

DISCLOSURE OF PORTFOLIO HOLDINGS                                            4

INVESTMENT RESTRICTIONS                                                     5

PRINCIPAL SHAREHOLDERS                                                      6

MANAGEMENT OF SKYLINE                                                       7

INVESTMENT ADVISORY SERVICES                                               10

PORTFOLIO MANAGERS                                                         12

CODE OF ETHICS                                                             13

PORTFOLIO TRANSACTIONS AND BROKERAGE                                       13

PROXY VOTING                                                               15

PURCHASE AND REDEMPTION OF SHARES                                          15

FREQUENT PURCHASE AND REDEMPTION ARRANGEMENTS                              17

TAXES                                                                      17

GENERAL INFORMATION                                                        17

FINANCIAL STATEMENTS                                                       18

SKYLINE

       Skyline was organized as a Massachusetts business trust on February 4, 1987, and is an open-end, diversified management investment company. Skyline currently has one series of shares, Skyline Special Equities Portfolio, which began operations April 23, 1987. As used in this Statement of Additional Information, "Special Equities Portfolio" means Skyline Special Equities Portfolio. Special Equities Portfolio also is sometimes referred to as the "Fund." Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to the Fund.

SHARES

       Under the terms of Skyline's Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. Currently, there is one series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share is entitled to participate pro rata in any dividend and other distribution declared by Skyline's board of trustees on shares of that series. All shares have equal rights in the event of liquidation of that series.

       Each Skyline share has one vote and fractional shares have fractional votes. As a Massachusetts business trust, Skyline is not required to hold annual shareholder meetings. However, Skyline may call special meetings to elect or remove trustees, change fundamental policies or approve an investment advisory agreement. Upon request of at least 10% of the outstanding shares of Skyline, Skyline will call a special meeting of shareholders for a purpose that requires action by the shareholders.

       Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline's obligations. However, Skyline's Agreement and Declaration of Trust disclaims liability of shareholders, Skyline's trustees and Skyline's officers for acts or obligations of Skyline or the Fund, and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by Skyline or the board of trustees. Skyline's Agreement and Declaration of Trust provides for indemnification out of the Fund's assets of all losses and expenses of any shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.

INVESTMENT POLICIES

       TEMPORARY INVESTMENTS. To manage cash inflows or in anticipation of redemptions, the Fund may, from time to time, take temporary investment positions that are inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest, without limitation, in high-quality fixed-income securities and may hold assets in cash or cash equivalents. Taking such a position might prevent the Fund from achieving its investment objective.

       EQUITY SECURITIES. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in equity securities. The Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

       REPURCHASE AGREEMENTS. The Fund may invest up to 5% of its net assets in repurchase agreements. Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Fund to resell the instrument, at a fixed price, including yield, within a specified term. The Fund could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Fund did not invest in repurchase agreements in the most recent fiscal year and has no present intention of investing in repurchase agreements in the coming year.

       FOREIGN SECURITIES. The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company, trade in U.S. markets and evidence ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund does not expect to invest more than 5% of its net assets in foreign securities, including securities representing underlying shares of foreign issuers like ADRs, EDRs and GDRs.

       Investment in foreign securities may represent a greater degree of risk than investment in securities of domestic issuers. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, involves certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements. Although the Fund attempts to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

       PORTFOLIO TURNOVER. The Fund's portfolio turnover rate was 81% in 2002, 52% in 2003, and 47% in 2004. Although the Fund does not purchase securities with an expectation of rapid turnover, no limitations exist on the length of time that portfolio securities must be held. At times, the Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons, such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of a mutual fund that has a primary objective of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See "Distributions and Taxes" in the Fund's Prospectus, and "Taxes" in this Statement of Additional Information.)

DISCLOSURE OF PORTFOLIO HOLDINGS

Skyline has adopted policies and procedures that are reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Fund will disclose its portfolio holdings on a monthly basis on the 15th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by Skyline's Chief Compliance Officer that the disclosures are for a legitimate business purpose (such as to third-party service providers or broker-dealers in connection with the performance of services for the Fund) and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures until the information is made publicly available. Skyline's Chief Compliance Officer will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will report any exceptions to this policy to the Board at the next regularly scheduled Board meeting.

Other than as follows, Skyline does not have any arrangements with any person to make available information about the Fund's portfolio securities, and Skyline's policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Fund may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Fund: the independent registered public accountants, the accounting services and transfer agent and custodian, counsel to Skyline's independent trustees, the proxy voting service and regulatory authorities. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the custodian, transfer agent and accounting services.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. This confidentiality requirement and the disclosure of portfolio holdings to all other parties on the same date are intended to address conflicts of interest between Fund shareholders and any other recipient of portfolio holdings information. There can be no assurance that Skyline's policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

INVESTMENT RESTRICTIONS

       Skyline has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of the Fund's outstanding shares. The Fund's fundamental investment restrictions are as follows:

       The Fund may not:

       1. Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (including the amount borrowed) (the Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

       2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

       3. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers' acceptances.

       4. Acquire securities of any one issuer that at the time of investment
       (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

       5. Invest more than 5% of its assets (measured at the time of investment) in securities of any issuer with less than three years operating history (including predecessors).

       6. Sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

       7. Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

       8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

       9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

       Skyline also has adopted the following additional restrictions and policies with respect to the Fund (which may be changed by the board of trustees without shareholder approval). Under these additional policies and restrictions, the Fund may not:

       A. Invest in companies for the purpose of exercising control or management.

       B. Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the Investment Company Act of 1940, as amended (the "1940 Act") provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund.

       C. Invest in securities of other open-end investment companies.

       D. Invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities that are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements that expire in excess of seven days.

       E. Invest less than 65% of its total assets in common stocks of small-capitalization issuers.

       F. Invest in financial futures, options, or options on financial futures.

       G. Invest in commodities or commodity contracts.

PRINCIPAL SHAREHOLDERS

       The only persons known by Skyline to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the Fund as of ____________, 2005 were [to be provided by amendment].

MANAGEMENT OF SKYLINE

       The board of trustees has overall responsibility for the conduct of Skyline's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by Skyline's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline's shareholders. Skyline's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

       The trustees elect Skyline's officers. The officers serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.

       The names of Skyline's trustees and officers, the year each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.


     NAME, POSITION(S) WITH          YEAR FIRST ELECTED
      SKYLINE AND AGE AT               OR APPOINTED TO         PRINCIPAL OCCUPATION(S) DURING
       FEBRUARY 1, 2005                    OFFICE                      PAST FIVE YEARS                OTHER DIRECTORSHIPS
---------------------------          -------------------       ------------------------------        ---------------------
TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF SKYLINE:

 WILLIAM L. ACHENBACH, 62,                   1995          President, W.L. Achenbach & Associates,   None
 Trustee                                                   Inc., a financial counseling firm.

 PAUL J. FINNEGAN, 51,                       1995          Co-President and Managing Director,       Rural Cellular
 Trustee                                                   Madison Dearborn Partners, Inc., a        Corporation
                                                           private equity firm.

 DAVID A. MARTIN, 53,                        1995          Attorney and Principal, Righeimer,        None
 Trustee                                                   Martin & Cinquino, P.C., a law firm.

 RICHARD K. PEARSON, 65,                     1998          Director and President, First DuPage      First Community Bank
 Trustee                                                   Bank (Westmont, IL) since June 1999 and   (Milton, WI)
                                                           Director and President, First DuPage
                                                           Bancorp, Inc. (Westmont, Illinois).
                                                           Previously, Director, Citizens Savings
                                                           Bank (Anamosa, Iowa) from February 1998
                                                           to January 2001.

     NAME, POSITION(S) WITH          YEAR FIRST ELECTED
      SKYLINE AND AGE AT               OR APPOINTED TO         PRINCIPAL OCCUPATION(S) DURING
      FEBRUARY 1, 2005                     OFFICE                      PAST FIVE YEARS               OTHER DIRECTORSHIPS
---------------------------------    -------------------       ------------------------------       ---------------------

TRUSTEE WHO IS AN INTERESTED PERSON OF SKYLINE:

 WILLIAM M. DUTTON, 51,                    1995           Partner and Senior Advisor, Skyline       None
 President and Trustee                                    Asset Management, L.P. and registered
                                                          representative, Funds Distributor, Inc.
                                                          Previously, Managing Partner,
                                                          Research and Portfolio Management until
                                                          January 1, 2005. Prior, Portfolio
                                                          Manager (Special Equities Portfolio)
                                                          until 2001.

 OFFICERS OF SKYLINE:

 STEPHEN F. KENDALL, 50,                     1998         Partner, Chief Administrative Officer     None
 Executive Vice President                                 and Director of Marketing, Skyline Asset
                                                          Management, L.P. since 2005. Previously,
                                                          Partner and Chief Operating Officer.

 BENJAMIN J. KIM, 35,                        2004         Chief Financial Officer of Skyline Asset  None
 Treasurer and Vice President                             Managemet, L.P. since 2004. Securities
                                                          Analyst of Skyline Asset Management, L.P.

 DEANNA B. MAROTZ, 39,                       2004         Chief Compliance Officer of Fund since    None
 Chief Compliance Officer                                 2004. Chief Compliance Officer of
                                                          Skyline Asset Management, L.P. since
                                                          2003. Manager of Marketing Communications
                                                          of Skyline Asset Management, L.P.

 CHRISTINE C. CARSMAN, 52,                   2004         Vice President and Chief Regulatory       None
 Secretary                                                Counsel, AMG. Previously, Vice President,
                                                          Senior Counsel and Director of
                                                          Operational Risk Management, Wellington
                                                          Management Company, LLP.

 GEOFFREY P. LUTZ, 54,                       1995         Partner, Institutional Marketing,         None
 Executive Vice President                                 Skyline Asset Management, L.P. and
                                                          registered representative, Funds
                                                          Distributor, Inc.

 MICHAEL MALONEY, 43,                        1995         Partner and Portfolio Manager, Skyline    None
 Executive Vice President                                 Asset Management, L.P. since 2005.
                                                          Previously, Partner, Research and
                                                          Portfolio Management.

 MICHELE M. BRENNAN, 33,                     1998         Fund Marketing and Client Service,        None
 Vice President                                           Skyline Asset Management, L.P. since
                                                          2005 and registered representative,
                                                          Funds Distributor, Inc. Previously,
                                                          Director of Fund Marketing.


       The address of Messrs. Dutton, Kendall, Lutz, Maloney, Kim and Ms. Marotz and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are:
William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 22902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David A. Martin, 20 North Clark Street, Suite 1900, Chicago, Illinois 60602; Richard K. Pearson, 520 North Cass Avenue, Westmont, Illinois 60559; and Christine Carsman is Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965.

       Messrs. Pearson and Dutton serve as members of the Executive Committee. The Executive Committee generally has the authority to exercise the powers of the board of trustees during intervals between meetings. During the 2004 fiscal year, the Executive Committee did not meet.

       Messrs. Achenbach, Finnegan, Martin and Pearson serve as members of the Committee of the Independent Trustees, which functions as an audit committee and a governance committee. Functioning as an audit committee, the Committee approves and recommends that the board of trustees ratifies the selection, retention and termination of the independent registered public accountants and confers with the independent registered public accountants regarding the scope and results of the audit. Functioning as a governance committee, the Committee makes recommendations to the board of trustees regarding Board committees and committee assignments, the Board's composition, candidates for election as non-interested trustees and the compensation of non-interested trustees, and oversees the process for evaluating the Board's functioning. Neither the Committee nor the board of trustees will consider shareholder recommendations regarding candidates for election as trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of Skyline. During the 2004 fiscal year, the Committee of the Independent Trustees met seven times.

       Skyline's trustees who are not "interested persons" of Skyline, as defined in the 1940 Act, receive from Skyline an annual aggregate retainer of $8,000 and a fee of $500 for each meeting of the board of trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. As of May 27, 2004 the chair of the Committee receives $750 for each meeting of the Committee attended.

       The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 2004, to each trustee of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with Skyline do not receive compensation from Skyline.

                                                         AGGREGATE COMPENSATION
NAME OF TRUSTEE                                            FROM SKYLINE FUNDS
--------------------------------------------------------------------------------
     William L. Achenbach                                    $  19,250(2)
     William M. Dutton(1)                                         None
     Paul J. Finnegan                                           17,000(2)
     David A. Martin                                            18,500(2)
     Richard K. Pearson                                         19,000

----------
(1)  Indicates an "interested person" of Skyline, as defined in the 1940 Act.

(2) Includes fees deferred during the year pursuant to a deferred compensation plan. Deferred amounts have been invested and reinvested in shares of the Fund or either of two portfolio series of the First American Funds, Inc. - Prime Obligations and Government Obligations, as designated by the trustee. As of December 31, 2004, the value of each of Messrs. Achenbach's, Finnegan's and Martin's deferred compensation account was $55,461, $48,765 and $53,919, respectively.

       Skyline has instituted a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of Skyline to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of Skyline when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of the Fund or either of two portfolio series of the First American Funds, Inc. - Prime Obligations and Government Obligations, as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years.

       As a group, the trustees and officers owned beneficially [__]% of the Fund as of ____________, 2005. [to be provided by amendment] The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the trustees of Skyline in the Fund. The dollar range for the securities represented in the table was determined using the net asset value of a Fund share as of the close of business on December 31, 2004.



                                               DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE                                  BENEFICIALLY OWNED AT 12/31/04
--------------------------------------------------------------------------------
     William L. Achenbach                       Over $100,000
     William M. Dutton(1)                       Over $100,000
     Paul J. Finnegan                           Over $100,000
     David A. Martin                            Over $100,000
     Richard K. Pearson                         Over $100,000


----------
(1)  Indicates an "interested person" of Skyline, as defined in the 1940 Act.

       No trustee who is not an interested person of the Fund owns beneficially or of record, any security of the Adviser, [Managers Distributors, Inc.] (the "Distributor") or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

INVESTMENT ADVISORY SERVICES

       The Adviser provides investment advisory and administrative services to Skyline for the Fund pursuant to an Investment Advisory Agreement dated May 28, 1998 (the "Agreement"). In addition to managing the Fund, the Adviser is a subadviser for another registered investment company and provides separate institutional account management for corporate defined benefit and defined contribution plans (401(k)), endowments, foundations, public funds and high net worth individuals. The Adviser is a Delaware limited partnership that was formed in 1995. The general partner of the Adviser is Affiliated Managers Group, Inc. ("AMG") and the limited partners are corporations wholly owned by Messrs. William M. Dutton, William M. Fiedler, Stephen F. Kendall, Geoffrey P. Lutz, Michael Maloney and Mark N. Odegard, respectively. AMG is a publicly traded Delaware corporation that acquires interests in investment management firms. AMG has its offices at 600 Hale Street, Prides Crossing, MA 01965.

       Under the Agreement, the Adviser pays all of the Fund's ordinary costs and expenses attendant to operating the Fund except the advisory fees, fees paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal accounting, or other costs or expenses not incurred in the course of Skyline's ongoing operation.

       For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Fund's ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from the Fund based on the Fund's average daily net assets. Under the Agreement, the Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million.

       The Adviser has agreed that it will reimburse the Fund to the extent that, in any fiscal year, the Fund's aggregate expenses, including the advisory fee, trustees' fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline's ongoing operation, exceed an annual rate of 1.75% of the Fund's average daily net assets. Reimbursement, if any, is made monthly.

       The Fund incurred comprehensive management fees to the Adviser totaling $7,830,647, $6,246,221 and $6,442,760 in the fiscal years ended December 31,
2004, 2003, and 2002, respectively.

       The Agreement provides that the Adviser shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from the Adviser's reckless disregard of its obligations and duties under the Agreement.

       The Agreement may be continued from year to year only so long as its continuance is approved annually (a) by the vote of a majority of Skyline's trustees who are not "interested persons" of Skyline or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by Skyline's board of trustees or by the vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares. At a meeting of the board of trustees held on May 27, 2004, called in part for the purpose of voting on the renewal of the Agreement, the Agreement was renewed through May 31, 2005 by the unanimous vote of the trustees present at the meeting, and the unanimous vote of the "non-interested" trustees of the Fund voting separately. The trustees considered, among other things, the nature and quality of services provided by the Adviser, the profitability to the Adviser of its relationship with the Fund, fall-out benefits from that relationship, economies of scale and comparative fees and expense ratios. The Agreement is terminable with respect to the Fund without penalty, on 60 days' notice, by the trustees of Skyline or by vote of a majority of the outstanding shares of the Fund, or, on not less than 90 days' notice, by the Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

       The Adviser specializes in investing in stocks of companies with small market capitalizations. A team of experienced investment professionals manages the Fund. Portfolio management responsibilities are divided among an investment and research group that is comprised of three investment teams each covering specific sectors of the small cap universe.

PORTFOLIO MANAGERS

       As of January 1, 2005, the members of the investment and research group that have day-to-day portfolio management responsibility are:

       WILLIAM F. FIEDLER. Mr. Fiedler is a portfolio manager and a partner of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Fiedler holds a Bachelor of Arts degree from Ripon College and a M.B.A. degree in Finance from the University of Wisconsin-Madison.

       MICHAEL MALONEY. Mr. Maloney is a portfolio manager and a partner of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. Mr. Maloney earned his Bachelor of Arts degree from DePaul University and his M.B.A. degree in Finance from the University of Wisconsin-Madison.

       MARK N. ODEGARD. Mr. Odegard is a portfolio manager and a partner of the Adviser, joining the Adviser in 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co. Mr. Odegard received his Bachelor of Science and M.B.A. degrees from DePaul University. He is a Certified Public Accountant and Chartered Financial Analyst.


       The portfolio managers have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.



                             NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF DECEMBER 31, 2004
                             -----------------------------------------------------------------------------------
                           REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
PORTFOLIO MANAGER                 COMPANIES                      VEHICLES                      OTHER ACCOUNTS
-----------------          ---------------------         -----------------------               --------------
William F. Fiedler       1 account, $740 million in      1 account, $10 million in      20 accounts, $407 million in
                                   assets                         assets                           assets

Michael Maloney          1 account, $740 million in      1 account, $10 million in      13 accounts, $399 million in
                                   assets                         assets                           assets

Mark N. Odegard          1 account, $740 million in      1 account, $10 million in      32 accounts, $400 million in
                                   assets                         assets                           assets


       NONE OF THE ACCOUNTS SET FORTH ABOVE INVOLVE AN ADVISORY FEE THAT IS BASED ON THE PERFORMANCE OF THE ACCOUNT.


CONFLICTS OF INTEREST

       As indicated in the previous table, Messrs. Fiedler, Maloney and Odegard are primarily responsible for the day-to-day management of accounts other than the Fund. Those accounts include another investment company for which the Adviser serves as investment sub-adviser, another pooled investment vehicle, separately managed accounts and the portfolio managers' personal accounts. The side-by-side management of both the Fund and other accounts may raise potential conflicts of interest for the Adviser. A conflict may exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. The Adviser utilizes certain guidelines and procedures, discussed below, to mitigate the potential of conflicts negatively affecting the Fund or its other accounts.

      The overriding principle to be followed in applying the Adviser's allocation guidelines is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid even the appearance of favoritism or discrimination among clients. The Adviser has adopted a policy of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry because the Adviser believes that, in most instances, a pro rata allocation will assure fairness over time. Under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if the Adviser believes that such allocation is fair and reasonable.

       In the event that the Adviser's access to an investment opportunity is limited (such as in the case of an equity initial public offering ("IPO")), the Adviser seeks to allocate such investment opportunities in an equitable manner among accounts for which such securities are an appropriate investment, including, where appropriate, proprietary and affiliated accounts. Generally, such allocation shall be made pro rata among accounts based upon the relative size of the accounts for which the security has been determined to be an appropriate investment.

       In the case of purchases, no preference is given to clients who may already own the security in question versus clients who do not currently own the security. In the event of unobtainable order size for purchases, including participation in IPOs, and for equities, allocations will generally be made pro rata based upon the appropriate equity asset sizes of accounts.



Portfolio Manager Compensation

       The portfolio managers responsible for managing the Fund are all limited partners of the Adviser. As limited partners, their compensation comes from a combination of salary, a share of the Adviser's revenue based on their individual ownership position in the Adviser, and a share of the Adviser's profits based on their individual contribution to the success of the Fund and the Adviser. Total compensation is influenced by the Adviser's overall profitability, which is directly related to fees generated by the Adviser's assets under management.

       The portfolio managers' salary and share of profits of the Adviser are determined by one of the Adviser's senior partners, who takes into account many factors, including the portfolio manager's contribution to the success of the Fund and the Adviser, successful stock selection and favorable sector weightings. Contributions in other sectors of the Fund and other areas of the Adviser, such as trading and client service also are considered. There is no set formula for the portfolio managers' salary and share of profits of the Adviser, and an effort is made to consider a portfolio manager's long-term pre-tax performance, not just pre-tax performance during the current year.

       The portfolio managers are provided benefits packages that include life insurance, health insurance and participation in the Adviser's 401(k) plan comparable to that received by other employees of the Adviser.



Ownership of the Fund

       At February 1, 2005, each portfolio manager beneficially owned shares of the Fund having the indicated dollar ranges.

                                           DOLLAR RANGE OF EQUITY SECURITIES IN
        NAME OF PORTFOLIO MANAGER              PORTFOLIO BENEFICIALLY OWNED
        -------------------------          ------------------------------------
        William F. Fiedler                 Over $1,000,000
        Michael Maloney                    Over $1,000,000
        Mark N. Odegard                    $100,001 - 500,000


CODE OF ETHICS

       The 1940 Act and rules thereunder require that Skyline and the Adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of Skyline's investments and investment intentions might take advantage of that knowledge for their own benefit. Skyline and the Adviser have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code of Ethics does not prohibit employees who have knowledge of Skyline's investments and investment intentions from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by Skyline and the Adviser to detect and prevent conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

       Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

       In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

       In valuing research services, the Adviser judges the usefulness of the research information provided by a broker to the Adviser in managing the Fund. Although the information, E.G., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Adviser in advising Skyline and other accounts.

       The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the Adviser's staff on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Fund are reviewed periodically by Skyline's board of trustees.

       In certain cases, the Adviser may obtain products or services from a broker that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, the Adviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination may be based upon a combination of product and time spent by Adviser personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser through brokerage commissions generated by client transactions. The Adviser pays the provider in cash for the non-research portion of its use of these products or services.

       The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions. However, Skyline's board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to Skyline, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in Skyline's interest to take into account the value of the information received for use in advising Skyline. Consequently, the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce Skyline's expenses in providing management services to Skyline is not determinable. In addition, the board of trustees understands that the Adviser's other clients also may benefit from the information obtained for Skyline, in the same manner that Skyline also may benefit from information obtained by the Adviser in performing services for others.

       Skyline's transactions in the over-the-counter market and the third market are executed with primary market makers acting as principals, except where it is believed that better prices and execution may be obtained from others.

       The Adviser is further authorized to allocate the orders placed by it on Skyline's behalf to brokers and dealers who provide research services to Skyline or the Adviser. Although investment decisions for Skyline are made independently from those for the Adviser's other investment advisory clients, the same investment decision may be made for both Skyline and one or more other advisory clients. If both Skyline and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

       The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten offerings) paid by the Fund during the periods indicated. The decrease in aggregate commissions paid from 2002 to 2003 was due to a lower turnover rate in the Fund and fewer initial public offerings in the portfolio. No commissions were paid to persons who were affiliated persons of Skyline as of the time such payments were made.


                                      FISCAL YEAR ENDING
                                         DECEMBER 31,
                            2004             2003             2002
                            ----      ------------------      ----
Aggregate commissions    $ 1,015,968      $ 1,008,603      $ 1,537,357

       The Adviser may place brokerage transactions with brokers affiliated with the Distributor. Commissions paid to such brokers in any transaction will not exceed those paid by Skyline in similar transactions to other brokers.

PROXY VOTING

       The Fund has delegated responsibility for proxy voting to the Adviser. The Adviser votes proxies for the Fund's portfolio securities in accordance with its proxy voting policies and procedures, which the Fund has adopted. When the Adviser votes the Fund's proxies, the Fund's economic interest as a shareholder is the Adviser's primary consideration in determining how the proxy should be voted. When making proxy voting decisions, the Adviser generally adheres to proxy voting guidelines that set forth the Adviser's proxy voting positions on issues. The Adviser believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Fund as a shareholder. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Adviser votes contrary to its general guidelines. The Adviser: (i) applies its proxy voting policy consistently; (ii) documents the reasons for voting; (iii) maintains records of voting activities; and (iv) monitors voting activity for potential conflicts of interest.

       The Adviser adheres to an ERISA standard for voting the proxies. ERISA sets forth the tenets under which corporate pension fund assets must be managed and invested. Although ERISA technically governs only the assets of corporate pension plans, the Adviser thinks that in the case of proxy voting the duties of loyalty and prudence as defined within ERISA provide excellent guidance.

       All votes are reviewed on a case-by-case basis and no issue is considered routine. Each issue will be considered in the context of the company under review.

       To facilitate its proxy voting process, the Adviser has retained a proxy administration and research service (the "proxy service") to assist it with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting. The proxy service provides the Adviser with research and voting recommendations consistent with the Adviser's proxy voting policy. The Adviser assesses the proxy service's recommendations before voting. In every instance where a proxy vote presents a material conflict of interest between the Fund and the Adviser, the Adviser will vote in accordance with the proxy service's recommendation.

       The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund's proxy voting record for the twelve-month period ending June 30 will be available by August 31 of each year on the SEC's website at www.sec.gov or on the Fund's website at www.skylinelp.com or without charge by calling 800.828.2759.

PURCHASE AND REDEMPTION OF SHARES

       Purchases and redemptions are discussed in the Prospectus under the headings "Types of Accounts," "Information on Purchasing Shares," "Information on Redeeming Shares," and

"Shareholder Services." For services provided by a broker-dealer or other intermediary (called an "intermediary") with respect to Fund shares held by that intermediary for its customers, the Adviser may pay the intermediary a fee of up to forty basis points of the annual average value of those accounts.

       NET ASSET VALUE. The net asset value of the Fund's shares is determined as of the close of regular session trading on the New York Stock Exchange (the "NYSE") (usually 3:00 p.m., Central time) each day it is open for trading. The Fund's net asset value per share is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of the Fund's shares outstanding.

       Investments are stated at current value. Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by Skyline's board of trustees or a committee thereof.

       The NYSE is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

       REDEMPTION IN KIND. Skyline currently intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the Fund's net assets during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

       AUTOMATIC WITHDRAWAL PLAN. An automatic withdrawal plan (the "Withdrawal Plan") is available for shareholders having shares of the Fund with a minimum value of $5,000. The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). There are no separate charges to shareholders under the Withdrawal Plan.

       Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder's account, the payment will constitute a depletion of the principal in the shareholder's account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline.

FREQUENT PURCHASE AND REDEMPTION ARRANGEMENTS

       The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the Investment Adviser or any other party in this regard.

TAXES

       Skyline intends for the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund so qualifies, it generally will not be subject to federal income or excise tax if substantially all of its taxable income and capital gains are distributed to shareholders. If Skyline fails to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to Skyline's shareholders.

GENERAL INFORMATION

       CUSTODIAN AND TRANSFER AGENT. U.S. Bank, N.A., P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of Skyline's securities and other assets. As Custodian, U.S. Bank, N.A. is responsible for, among other things, safeguarding and controlling Skyline's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline's investments. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are not affiliates of the Adviser or its affiliates.

       INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois 60606, serves as Skyline's independent registered public accountants, providing services including (i) audit of the annual financial statements, (ii) assistance in connection with Securities and Exchange Commission filings, and (iii) review of the annual income tax returns filed on the Fund's behalf.

       DISTRIBUTOR. The Fund's shares are offered for sale on a continuous basis through the Distributor, 60 State Street, Suite 1300, Boston, Massachusetts 02109, a subsidiary of The BISYS Group, Inc., without any sales commissions or charges to the Fund or its shareholders. The Distributor acts pursuant to a written Distribution Agreement with Skyline, which continues from year to year, provided such continuance is approved annually by a (i) majority of the trustees or majority of the outstanding voting securities of the Fund and (ii) majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the Fund's ordinary operating expenses, all expenses in connection with registration of the Fund's shares with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.

       As agent, the Distributor offers the Fund's shares to investors in states where the shares are available for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Fund's shares only on a best-efforts basis.

       The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Fund. Those amounts, if any, are described under "Portfolio Transactions and Brokerage."

       The Distributor is a selling agent for two series of First American Funds, Inc. - Prime Obligations and Government Obligations. Those series are the funds for which shareholders may exchange their shares of the Fund through the exchange privilege described in the Prospectus.




FINANCIAL STATEMENTS

       The Fund's audited financial statements for the year ended December 31, 2004 are incorporated herein by reference from the Fund's annual report to shareholders.

                                     PART C

                                OTHER INFORMATION

ITEM 23.      Exhibits

       Note: As used herein, "Registration Statement" means the Registrant's Registration Statement on Form N-1A, no. 33-11755, "Post-effective Amendment no. 21" refers to post-effective amendment no. 21 to the Registration Statement that was filed on April 29, 1996, "Post-effective Amendment no. 22" refers to post-effective amendment no. 22 to the Registration Statement that was filed on April 25, 1997, "Post-effective Amendment no. 24" refers to post-effective amendment no. 24 to the Registration Statement that was filed on February 27, 1998, "Post-effective Amendment no. 25" refers to post-effective amendment no. 25 to the Registration Statement that was filed on April 28, 1998, "Post-effective Amendment no. 26" refers to post-effective amendment no. 26 to the Registration Statement that was filed on February 26, 1999, "Post-effective Amendment no. 30" refers to post-effective amendment no. 30 to the Registration Statement that was filed on February 28, 2002, "Post-effective Amendment no. 31" refers to post-effective amendment no. 31 to the Registration Statement that was filed on February 28, 2003 and "Post-effective Amendment no. 32" refers to Post-effective Amendment no. 32 to the Registration Statement that was filed on February 27, 2004. .

       (a)(1) Agreement and Declaration of Trust of the Registrant (incorporated by reference to exhibit 1 to Post-effective Amendment no. 21)

       (a)(2) Amendment No. 1 to Agreement and Declaration of Trust (incorporated by reference to exhibit 1.2 to Post-effective Amendment no. 22)

       (b) By-Laws of the Registrant (incorporated by reference to exhibit 2 to Post-effective Amendment no. 21)

       (c) Share certificate for series designated Skyline Special Equities Portfolio (incorporated by reference to exhibit 4.1 to Post-effective Amendment no. 24)

       (d)(1) Investment Advisory Agreement between the Registrant and Skyline Asset Management, L.P., relating to Skyline Special Equities Portfolio (incorporated by reference to exhibit (d)(1) to Post-effective Amendment no. 26)

       (d)(2) First Amendment to Investment Advisory Agreement between the Registrant and Skyline Asset Management, L.P., relating to Skyline Special Equities Portfolio (incorporated by reference to exhibit
              (d)(2) to Post-effective Amendment no. 30)

       (e)(1) Distribution Agreement between the Registrant and Funds Distributor, Inc. (incorporated by reference to exhibit 6 to Post-effective Amendment no. 21)

       (e)(2) Amendment to Distribution Agreement between the Registrant and Funds Distributor, Inc. (incorporated by reference to exhibit 6.2 to Post-effective Amendment no. 24)

       (e)(3) Amendment to Distribution Agreement between the Registrant and Funds Distributor, Inc. (incorporated by reference to exhibit
              (e)(3) to Post-effective Amendment no. 30)

       (e)(4) Amendment to Distribution Agreement between the Registrant and Funds Distributor, Inc.

       (f)    None

       (g)(1) Amended and Restated Custodian Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company (incorporated by reference to exhibit 8 to Post-effective Amendment no. 25)

       (g)(2) Amendment to Custodian Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company (incorporated by reference to exhibit (g)(2) to Post-effective Amendment no. 30)

       (g)(3) Amendment to the Custody Agreement (incorporated by reference to exhibit (g)(3) to Post-effective Amendment no. 31)

       (h)(1) Amended and Restated Transfer Agent Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company (incorporated by reference to exhibit 9.1 to Post-effective Amendment no. 25)

       (h)(2) Amendment to the Transfer Agent Servicing Agreement (incorporated by reference to exhibit (h)(2) to Post-effective Amendment no. 31)

       (h)(3) Addendum to Transfer Agent Agreement (incorporated by reference to exhibit (h)(3) to Post-effective Amendment no. 32)

       (h)(4) Amended and Restated Fund Accounting Services Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company (incorporated by reference to exhibit 9.2 to Post-effective Amendment no. 25)

       (h)(5) Amendment to the Fund Accounting Services Agreement (incorporated by reference to exhibit (h)(4) to Post-effective Amendment no. 31)

       (h)(6) Fund Sub-Administration Servicing Agreement

       (i)(1) Opinion of Counsel relating to Skyline Special Equities Portfolio (incorporated by reference to exhibit 10 to Post-effective Amendment no. 25)

       (i)(2) Consent of Counsel relating to Skyline Special Equities Portfolio

       (j)    Consent of Independent Registered Public Accounting Firm

       (k)    None

       (l) Investment representation letter of initial purchaser of shares of beneficial interest of the Registrant (incorporated by reference to exhibit 13 to Post-effective Amendment no. 21)

       (m)    None

       (n)    None

       (p)    Code of Ethics of Skyline Asset Management, L.P. and Skyline Funds

ITEM 24.      Persons Controlled by or Under Common Control With Registrant.

              The Registrant does not consider that there are any persons directly or indirectly controlled by, or under common control with, the Registrant within the meaning of this item. The information in the Statement of Additional Information under the caption "Management of Skyline" and in the first paragraph under the caption "Investment Advisory Services" is incorporated by reference.

ITEM 25.      Indemnification.

              Article Tenth of Registrant's Agreement and Declaration of Trust (exhibit (a) to this registration statement, which is incorporated herein by reference) provides that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

              The Registrant, its trustees and officers, Skyline Asset Management, L.P. (the "Adviser") (the investment adviser to Registrant) and certain affiliated persons of the Adviser and affiliated persons of such persons are insured under a policy of insurance maintained by Registrant, the Adviser and those affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26.      Business and Other Connections of Investment Adviser.

              The information in the Statement of Additional Information under the caption "Management of Skyline" is incorporated by reference. Affiliated Managers Group, Inc. ("AMG"), the general partner of Skyline Asset Management, L.P., has during such time period been in the business of acquiring interests in investment management firms in which management personnel retain a significant interest. AMG holds, directly or indirectly, partnership or other equity interests in a number of entities, each of which provides investment advice to a number of other organizations and individuals.

ITEM 27       Principal Underwriter.

              (a) [Managers Distributors, Inc.] ("[MDI]") acts as principal underwriter for all of the series of the following investment companies:

              [The Managers Funds
              Managers Trust I
              Managers Trust II
              Managers AMG Funds]

              [MDI] is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. [MDI] is located at [800 Connecticut Avenue, Norwalk, Connecticut 06854]. [MDI] is a wholly-owned subsidiary of [Managers Investment Group LLC, an affiliate of AMG].

              Information about Directors and Officers of [MDI] is as follows:



        NAME AND PRINCIPAL                   POSITIONS AND OFFICES WITH
         BUSINESS ADDRESS                            UNDERWRITER
         ----------------                            -----------
[Nathaniel Dalton                            Director
c/o Affiliated Managers Group, Inc.
600 Hale Street
Prides Crossings, Massachusetts 01965

Daniel J. Shea                               Director
c/o Affiliated Managers Group, Inc.
600 Hale Street
Prides Crossings, Massachusetts 01965

John Kingston, III                           Director and Secretary
c/o Affiliated Managers Group, Inc.
600 Hale Street
Prides Crossings, Massachusetts 01965

Peter M. Lebovitz                            President
800 Connecticut Avenue
Norwalk, Connecticut 06854

Donald S. Rumery                             Treasurer]
800 Connecticut Avenue
Norwalk, Connecticut 06854

              None of the executive officers and directors of [MDI] hold positions or offices with the Registrant.

              (c)  Not applicable

ITEM 28.      Location of Accounts and Records.

              (1)  U.S. Bancorp Fund Services, LLC
                   615 East Michigan
                   Milwaukee, Wisconsin 53202
                   Rule 31a-1(a); Rule 31a-1(b)(1)

              (2)  U.S. Bank, N.A.
                   425 Walnut Street
                   Cincinnati, OH 45202
                   Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

              (3)  Skyline Funds
                   311 South Wacker Drive, Suite 4500
                   Chicago, Illinois 60606
                   Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11);
                   Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);
                   Rule 31a-2(c); Rule 31a-2(e)

              (4)  [Managers Distributors, Inc.
                   800 Connecticut Avenue
                   Norwalk, Connecticut 06854]


ITEM 29.      Management Services.

              Not applicable.

ITEM 30.      Undertakings.

              Not applicable.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on February 28, 2005.

                                          SKYLINE FUNDS


                                          By  /s/ William M. Dutton
                                            ------------------------------------
                                                  William M. Dutton, President

       Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ William L. Achenbach      Trustee                        )
----------------------------                                 )
William L. Achenbach                                         )
                                                             )
                                                             )
                                                             )
/s/ William M. Dutton         Trustee                        )
----------------------------  President                      )
William M. Dutton             (principal executive officer)  )
                                                             )
                                                             )
                                                             )
/s/ Paul J. Finnegan          Trustee                        ) February 28, 2005
----------------------------                                 )
Paul J. Finnegan                                             )
                                                             )
                                                             )
                                                             )
/s/ David A. Martin           Trustee                        )
----------------------------                                 )
David A. Martin                                              )
                                                             )
                                                             )
                                                             )
/s/ Richard K. Pearson        Trustee                        )
----------------------------                                 )
Richard K. Pearson                                           )
                                                             )

                                                             )
/s/ Benjamin Kim                                             )
----------------------------  (principal financial officer)  )
Benjamin Kim

INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

   EXHIBIT
   NUMBER                                     EXHIBIT
   ------
   (e)(4)         Amendment to Distribution Agreement between the Registrant and Funds
                  Distributor, Inc.

   (h)(6)         Fund Sub-Administration Servicing Agreement

   (i)(2)         Consent of Counsel relating to Skyline Special Equities Portfolio

   (j)            Consent of Independent Registered Public Accounting Firm

   (p)            Code of Ethics of Skyline Asset Management, L.P. and Skyline Funds